UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2017

Univar Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200

Downers Grove, IL 60515

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

The information set forth in Item 7.01 below is incorporated by reference in this Item 2.02. The information contained in Item 2.02 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by Univar Inc. (the “Company,” “we” or “us”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

The Company is providing the following preliminary estimated financial information.

Recent Developments

Preliminary Fourth Quarter Financial Information

Our financial results for the three months ended December 31, 2016 are not yet finalized. The following information reflects our preliminary estimates based on information currently available to management:

•	Our preliminary estimate of revenue for the three months ended December 31, 2016 is between $1,800.0 million and $1,850.0 million, a decrease of 5.9% to 8.5% compared to revenue of $1,966.3 million for the three months ended December 31, 2015.

•	Our preliminary estimate of net loss for the three months ended December 31, 2016 is between $48.6 million and $67.1 million, compared to net loss of $2.9 million for the three months ended December 31, 2015.

•	Our preliminary estimate of Adjusted EBITDA for the three months ended December 31, 2016 is between $130.0 million and $135.0 million, an increase of 0.3% to 4.2% compared to Adjusted EBITDA of $129.6 million for the three months ended December 31, 2015.

•	Our preliminary estimate of loss per share for the three months ended December 31, 2016 is between $(0.35) per share and $(0.49) per share compared to loss per share of $(0.02) for the three months ended December 31, 2015. Loss per share in the three months ended December 31, 2016 was impacted by a $(0.35) per share loss for a non-cash, pension mark-to-market adjustment, net of curtailment, and an estimated $(0.27) to $(0.37) per share loss for the non-cash revaluation of deferred taxes resulting from a December 7, 2016 change in US tax law. Excluding these non-cash adjustments, our preliminary estimate of earnings per share would be between $0.23 to $0.27 per share for the three months ended December 31, 2016.

•	Our preliminary estimate of net debt (defined as total debt (which we define as long term debt plus short term financing) less cash and cash equivalents) as of December 31, 2016 is $2,642.9 million, a decrease of $319.8 million or 10.8% from net debt as of December 31, 2015.

In addition to our net income (loss) determined in accordance with accounting principles generally accepted in the United States, or GAAP, we evaluate operating performance using Adjusted EBITDA, which we define as consolidated net income (loss), plus the sum of interest expense, net of interest income, income tax expense (benefit), depreciation, amortization, other operating expenses, net (which primarily consists of pension mark to market adjustments, acquisition and integration related expenses, employee stock based compensation expense, restructuring costs, advisory fees paid to stockholders, and other unusual or non-recurring expenses), impairment charges, loss on extinguishment of debt and other income (expense), net (which consists of gains and losses on foreign currency transactions and undesignated derivative instruments, ineffective portion of cash flow hedges, debt refinancing costs, and other non-operating activity). We believe that Adjusted EBITDA is an important indicator of operating performance because:

•	Adjusted EBITDA excludes the effects of income taxes, as well as the effects of financing and investing activities by eliminating the effects of interest, depreciation and amortization expenses;

•	we use Adjusted EBITDA in setting performance incentive targets;

•	we consider gains (losses) on the acquisition, disposal and impairment of assets as resulting from investing decisions rather than ongoing operations; and

•	Other significant items, while periodically affecting our results, may vary significantly from period to period and have a disproportionate effect in a given period, which affects comparability of its results.

Adjusted EBITDA should not be considered as an alternative to net income (loss) or other performance measures presented in accordance with GAAP, or as an alternative to cash flow from operations as a measure of our liquidity. Adjusted EBITDA does not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and does not necessarily indicate whether cash flows will be sufficient to fund cash needs.

We caution readers that amounts presented in accordance with our definition of Adjusted EBITDA may not be comparable to similar measures disclosed by other companies, because of differing methods used by other companies in calculating Adjusted EBITDA. The following is a quantitative reconciliation of preliminary Adjusted EBITDA to the most directly comparable GAAP financial performance measure, which is net loss:

	Three Months Ended
	December 31, 2016 (low end of the range)	December 31, 2016 (high end of the range)	December 31, 2015 (actual)
	(Dollars in millions)

Net loss	$(67.1)	$(48.6)	$(2.9)

Restructuring (gain) charges	(0.3)	(0.3)	13.2

Stock based compensation	3.3	3.3	2.0

Acquisition and integration related expenses	—	—	3.3

Other operating expenses	5.1	5.1	13.2

Other non-operating items	0.7	0.7	1.0

Pension mark-to-market loss	68.6	68.6	21.1

Pension curtailment and settlement gains	(1.3)	(1.3)	(4.0)

Foreign currency transactions	0.5	0.5	(6.5)

Undesignated interest rate swap contracts	(5.9)	(5.9)	(2.2)

Depreciation and amortization	56.2	56.2	54.7

Interest expense, net	39.4	39.4	41.1

Tax expense (benefit)	30.8	17.3	(4.4)

Adjusted EBITDA	$130.0	$135.0	$129.6

The range in tax expense is largely attributable to finalization of the impact from the December 7, 2016 US tax law change.

The preliminary financial information above is unaudited and may vary from our actual financial results for the three months ended December 31, 2016. The preliminary financial information above reflects estimates based only on preliminary information available to us as of the date of this prospectus supplement, has not been subject to our normal quarterly closing procedures and adjustments, which may be material, and is not a comprehensive statement of our financial results for the three months ended December 31, 2016. Accordingly, you should not place undue reliance on these preliminary estimates. The preliminary financial information should not be viewed as a substitute for full interim financial statements prepared in accordance with GAAP. The estimates above are not necessarily indicative of any future period or any full fiscal year and should be read together with our audited consolidated financial statements and related notes, our unaudited condensed interim consolidated financial statements and related notes and our other financial information reported in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K incorporated by reference in this prospectus supplement. The preliminary financial information above has been prepared by, and is the responsibility of, our management. Ernst & Young LLP has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information and does not express an opinion or any other form of assurance with respect thereto.

The information in this Report is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of the Section and it will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act or the Exchange Act except as expressly set forth by specific reference in such a filing. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2017	Univar Inc.

	By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Executive Vice President, General Counsel and Secretary